UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report	May 24, 2004
(Date of earliest event reported)	May 20, 2004

TRINITY CAPITAL CORPORATION

(Exact name of Registrant as specified in its charter)

New Mexico

(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Business Acquired.

None.

(b)           Pro Forma Financial Information.

None.

(c)           Exhibits.

99.1     Press Release dated May 24, 2004

Item 9.    Regulation FD Disclosure

The Company issued a press release announcing the results of its annual meeting of stockholders held on May 20, 2004 as well as certain operating results in the current year.  The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION

Dated: May 24, 2004	By:	/s/ WILLIAM C. ENLOE
William C. Enloe